EXHIBIT 10.6
THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (the “Amendment”) is entered into as of the 5th day of August, 2016 by and between CLP SNOWSHOE, LP, a Delaware limited partnership, CLP MAMMOTH, LP, a Delaware limited partnership, CLP COPPER, LP, a Delaware limited partnership, CLP STRATTON, LP, a Delaware limited partnership, and CLP SANDESTIN, LP, a Delaware limited partnership (collectively “Sellers”) and IMPERIUM BLUE SKI VILLAGES, LLC, a Georgia limited liability company ( “Purchaser”).

RECITALS

WHEREAS Sellers and Purchaser entered into an Asset Purchase Agreement dated May 31, 2016 (the “Original Agreement”) whereby Sellers agreed to sell to Purchaser and Purchaser agreed to acquire from Sellers certain real property more fully described therein; and

WHEREAS Sellers and Purchaser entered into the First Amendment to Asset Purchase Agreement dated June 29, 2016 (the “First Amendment”) which amended certain terms of the Original Agreement; and

WHEREAS Seller and Purchaser entered into the Second Amendment to Asset Purchase Agreement dated July 21, 2016 (the “Second Amendment” and the Original Agreement as amended by the First Amendment and the Second Amendment the “Agreement”) which amended certain terms of the Original Agreement as it had been amended by the First Amendment; and

WHEREAS Sellers and Purchaser wish to further amend certain terms of the Agreement as set forth below.

NOW THEREFORE in consideration of the mutual covenants and conditions contained herein, the payment to Sellers and Purchaser of Ten and 00/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser agree as follows:

1.    All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

2.    Sellers and Purchaser agree that the definition of “Due Diligence Period” in Section 1.1 of the Agreement is amended by deleting the words “on August 5, 2016” and replacing such words with “on August 10, 2016”.

3.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

4.    Signatures. This Amendment may be executed by any parties hereto by facsimile signature or “PDF” signatures emailed, and any such signature shall be deemed an original signature and Escrow Agent is hereby authorized and instructed to rely thereon.

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5.    Effect of Amendment. In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall govern. Except as provided for herein, all other terms and conditions of the Agreement shall remain unchanged, time remains of the essence and the parties hereto reaffirm the terms and conditions of such Agreement. The Amendment may only be varied by a document, in writing, of even or subsequent date hereof, executed by the parties hereto.

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IN WITNESSTH WHEREOF, Sellers and Purchaser have set their hand and seal to this instrument the date and year first above written.

SELLERS:

CLP COPPER, LP, a Delaware limited partnership By: CLP COPPER GP, LLC, a Delaware limited liability company, its sole general partner By: Tracey B. Bracco Name: Tracey B. Bracco Title: Vice President	CLP MAMMOTH, LP, a Delaware limited partnership By: CLP MAMMOTH GP, LLC, a Delaware limited liability company, its sole general partner By: Tracey B. Bracco Name: Tracey B. Bracco Title: Vice President
CLP SNOWSHOE, LP, a Delaware limited partnership By: CLP SNOWSHOE GP, LLC, a Delaware limited liability company, its sole general partner By: Tracey B. Bracco Name: Tracey B. Bracco Title: Vice President	CLP STRATTON, LP, a Delaware limited partnership By: CLP STRATTON GP, LLC, a Delaware limited liability company, its sole general partner By: Tracey B. Bracco Name: Tracey B. Bracco Title: Vice President

CLP SANDESTIN, LP, a Delaware limited partnership

By: CLP SANDESTIN GP, LLC, a Delaware limited liability company, its sole general partner

By:  Tracey B. Bracco
Name: Tracey B. Bracco
Title: Vice President

PURCHASER: IMPERIUM BLUE SKI VILLAGES, LLC, a Georgia limited liability company By: Kyle A. Mowitz Name: Kyle A. Mowitz Title: Authorized Signer of Manager

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